Exhibit 10.13(h)

EXECUTION COPY

SEVENTH AMENDMENT

(Term Loan Agreement)

THIS SEVENTH AMENDMENT, dated as of February 26, 2008 (this “Amendment”), to the Term Loan Agreement, dated as of July 31, 2003, as amended to the date hereof (as so amended, the “Term Loan Agreement”), each among Wheeling-Pittsburgh Corporation, a Delaware corporation (“Holdings”), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (the “Borrower”), the Lenders parties to the Term Loan Agreement, Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and the Emergency Steel Loan Guarantee Board (the “Federal Guarantor”).

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and the Federal Guarantor are parties to the Term Loan Agreement;

WHEREAS, the Borrower has requested certain amendments and other modifications to the Term Loan Agreement as set forth herein; and

WHEREAS, the Administrative Agent, certain of the Lenders and the Federal Guarantor are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Term Loan Agreement.

Section 2. Amendments to Term Loan Agreement. Effective as of the Seventh Amendment Effective Date, the Term Loan Agreement is hereby amended as follows:

(a) Existing Definitions.

(i) The definition of the term “Applicable Margin” set forth in Section 1.1 of the Term Loan Agreement is hereby amended: (A) to delete the rate set forth therein for Tranche B Loans which are ABR Loans and to insert the rate “0.45%” in lieu thereof; and (B) to delete the rate set forth therein for Tranche B Loans which are Eurodollar Loans and to insert the rate “1.00%” in lieu thereof; and

(ii) the definition of the term “Maturity Date” set forth in Section 1.1 of the Term Loan Agreement is hereby amended to read in full as follows:

“Maturity Date”: July 1, 2008.

(b) New Definitions. The following definitions are hereby inserted in Section 1.1 of the Term Loan Agreement in the appropriate alphabetical order:

“Seventh Amendment”: the Seventh Amendment, dated as of February 26, 2008, to this Agreement among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the Federal Guarantor.

“Seventh Amendment Effective Date”: the date on which all of the conditions precedent set forth in Section 4 of the Seventh Amendment shall have been satisfied or waived.

(c) Financial Condition Covenant. Section 6.1 of the Term Loan Agreement is hereby deleted and amended to read in full as follows: “6.1 [Reserved].”

Section 3. Waivers. Each of the Lenders and the Federal Guarantor hereby waives the following requirements:

(a) of Section 6.5 of the Term Loan Agreement, solely to permit the Borrower to Dispose of all of its interest in that certain Designated Asset identified in the Summary of Terms provided to the Administrative Agent under cover of Borrower’s letter dated February 7, 2008, for the cash consideration referred to in such Summary of Terms; provided, however, that all Net Cash Proceeds from such Asset Sale shall be applied by the Borrower to the prepayment of the Loans as provided in Section 2.6(b) of the Term Loan Agreement (and none of such Net Cash Proceeds shall be reinvested as otherwise permitted by such Section 2.6(b)); and

(b) of Sections 5.2(k) and 5.3(b) of the Term Loan Agreement for the reports of Hatch Consulting in respect of the calendar months from July 2007 to and including January 2008; provided however, that the report of Hatch Consulting in respect of February 2008 shall be delivered to the Administrative Agent and the Financial Advisor by March 31, 2008, and shall include a summary report for the calendar months from July 2007 to and including January 2008 (it being understood that the report of Hatch Consulting in respect of any calendar month ending after February 2008 shall be delivered to the Administrative Agent and the Financial Advisor within 30 days of the end of such calendar month).

Section 4. Conditions to Effectiveness. The amendments in Section 2 and the waivers in Section 3 of this Amendment shall become effective (the “Seventh Amendment Effective Date”) when the last of the following conditions shall have been satisfied (but only if all such conditions are satisfied on or prior to February 29, 2008):

(a) the Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent, each Lender and the Federal Guarantor;

(b) the Administrative Agent shall have received copies of (i) an effective amendment to the Revolving Loan Agreement extending the Commitment Termination Date referred to therein to a date not earlier than April 15, 2008, and (ii) an effective amendment to that certain Credit Agreement dated as of April 30, 2007, among Esmark Steel Service Group, Inc. and its subsidiaries, as borrowers, the lenders party thereto, General Electric Capital Corporation, as successor administrative agent for such lenders, and the other agents and arrangers party thereto, extending the Maturity Date referred to therein to a date not earlier than April 15, 2008; and

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(c) to the extent invoiced, all administrative and other fees then payable to the Administrative Agent and all out-of-pocket expenses of the Administrative Agent incurred in connection with this Amendment, including reasonable fees, charges and disbursements of respective counsel for the Administrative Agent and the Federal Guarantor, shall have been paid or reimbursed (it being understood that, to the extent not invoiced by the time all of the other conditions have been satisfied, such fees and expenses shall nonetheless be payable when invoiced pursuant to the provisions of Section 9.5 of the Term Loan Agreement).

Section 5. Financial Advisor Expense. Regardless of whether the conditions in Section 4 are satisfied, the Borrower hereby agrees to promptly execute and deliver an amendment to the engagement letter dated December 27, 2006, as amended, of Lazard Freres & Co. LLC reasonably satisfactory to Lazard Freres & Co. LLC, the Administrative Agent and the Federal Guarantor, which amendment shall provide that the Borrower shall reimburse the fees and expenses of Lazard Freres & Co. LLC thereunder (a) for the period commencing March 1, 2008, if the condition set forth in Section 4(b) above is not satisfied on or prior to February 29, 2008, or (b) for the period commencing March 17, 2008, if the sale of the Designated Asset referred to in Section 3(a) above is not consummated as contemplated by such Section on or prior to March 17, 2008.

Section 6. No Default. Each of Holdings and the Borrower represents and warrants that, after giving effect to this amendment, no Default or Event of Default has occurred and is continuing.

Section 7. No Change. Except as expressly provided herein, no term or provision of the Term Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Term Loan Agreement shall remain in full force and effect.

Section 8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 9. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Michael P. DiClemente
Name:	Michael P. DiClemente
Title:	Vice President and Treasurer

WHEELING-PITTSBURGH STEEL CORPORATION

By:	/s/ Michael P. DiClemente
Name:	Michael P. DiClemente
Title:	Vice President and Treasurer

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Renuka Gnanaswaran
Name:	Renuka Gnanaswaran
Title:	Manager, Agency

EMERGENCY STEEL LOAN GUARANTEE BOARD, as Federal Guarantor

By:	/s/ Marcella Villalta Scott
Name:	Marcella Villalta Scott
Title:	General Counsel

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

ROYAL BANK OF CANADA

By:	/s/ Dustin Craven
Name:	Dustin Craven
Title:	Attorney-in-Fact

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ John W. Wade
Name:	John W. Wade
Title:	Director

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

LLOYDS TSB BANK PLC

By:	/s/ Michelle White
Name:	Michelle White
Title:	Associate Director, W154

By:	/s/ Amy Vespasiano
Name:	Amy Vespasiano
Title:	Managing Director, V024

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Robert B. Bodett
Name:	Robert B. Bodett
Title:	Authorized Signatory

By:	/s/ Jeffrey Cannon
Name:	Jeffrey Cannon
Title:	Authorized Signatory

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BANK HAPOALIM B.M.

By:	/s/ James P. Surless
Name:	James P. Surless
Title:	Vice President

By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett
Title:	First Vice President

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

US BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey A. Kessler
Name:	Jeffrey A. Kessler
Title:	Vice President

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BAYERISCHE LANDESBANK, New York Branch

By:	/s/ Nikolar Von Mengden
Name:	Nikolar Von Mengden
Title:	Senior Vice President

By:	/s/ Michael Hintz
Name:	Michael Hintz
Title:	Vice President

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

KBC BANK N.V.

By:	/s/ William Cavanaugh
Name:	William Cavanaugh
Title:	Vice President

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	First Vice President

SIGNATURE PAGE TO THE SEVENTH AMENDMENT, DATED AS OF FEBRUARY 26, 2008 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN

GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

BANC OF AMERICA LEASING & CAPITAL, LLC

By:	/s/ Edmund Kaitu
Name:	Edmund Kaitu
Title:	Vice President

ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgment and Consent (this “Acknowledgment and Consent”) with the meanings given to such terms in the Credit Agreement). Each of the undersigned Participants to the Credit Agreement, as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the rights and obligations contained in the Credit Agreement are, and shall remain in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

This Acknowledgment and Consent shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

DANIELI CORPORATION

By:	/s/ Scott Clarke
Name:	Scott Clarke
Title:	Controller

STATE OF OHIO

By:	/s/ Candace M. Jones
Name:	Candace M. Jones
Title:	Chief Legal Counsel and Ethics Officer